Exhibit 10.6

EXCHANGE AGREEMENT

January 19, 2016

Dataram Corporation

777 Alexander Road, Suite 100

Princeton, NJ 08540

Dear [____]:

This will acknowledge that [____], an individual residing at [_____] (the “Optionholder”), hereby irrevocably desires to tender to Dataram Corporation, a Nevada corporation maintaining its principal offices at 777 Alexander Road, Suite 100, Princeton, NJ 08540 (the "Company"), the option to purchase from the Company [____] ([___]) shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), as granted to the Optionholder on [____](the “Option Rights”), in exchange for [____] ([__]) shares of Restricted Common Stock pursuant to the Company’s [___] Equity Incentive Plan as amended (the "Restricted Stock Grant") of the Company, all upon the terms and conditions set forth in this agreement (this “Exchange Agreement” and such transaction contemplated hereby, the “Exchange”). In reliance on the representations and warranties contained herein and subject to the terms and conditions hereof, the Optionholder hereby tenders the Option Rights in exchange for the Common Stock.

1.      Vesting. The Restricted Stock Grant shall vest in full on the date of this Exchange Agreement.

2.      Restrictions Upon Trading. The Optionholder acknowledges that the Restricted Stock Grant issued in connection with this Exchange Agreement has not been registered under the Act, or the securities laws of any state, that the Restricted Stock Grant is being acquired for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part of such Restricted Stock Grant for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing of said Restricted Stock Grant made in full compliance with all applicable provisions of the Securities Act of 1933, as amended (the “Act”), the Rules and Regulations promulgated by the Securities and Exchange Commission thereunder, and applicable state securities laws; and that such Restricted Stock Grant must be held indefinitely unless the Restricted Stock Grant is subsequently registered under the Act, or an exemption from such registration is available, and will require an opinion of counsel that registration is not required under the Act or such state securities laws, and that the certificates to be issued will bear a legend indicating that transfer of the Restricted Stock Grant has not been so registered and the legend may bear the following or similar words:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

3.      Representations and Warranties of the Optionholder. In connection with the Exchange, the Optionholder acknowledges that the Company will be relying on the information and on the representations set forth herein, and hereby represents, warrants, agrees and acknowledges that:

(a)	the Optionholder has read and fully understands each of the provisions as contained herein, and has been afforded the opportunity to review the same with his attorney of choice; and further that the Optionholder represents that each and every one of the provisions contained in this Exchange Agreement is fair and not unconscionable to either party;

(b)	the Optionholder understands the meaning of Section 1 of this Exchange Agreement, and that a restrictive legend will be placed upon the certificates representing the Restricted Stock Grant purchased hereunder, and that instructions will be placed with the transfer agent for the Restricted Stock Grant prohibiting the transfer of the Restricted Stock Grant absent full compliance with the Act and applicable state securities laws;

(c)	the Optionholder understands that the purchase price of the Common Stock being purchased hereby has been arbitrarily determined and bears no relationship to the assets or book value of the Company, or other customary investment criteria;

(d)	there is no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else the Restricted Stock Grant or any part thereof, and the Optionholder has no present plans to enter into any such contract, undertaking, agreement or arrangement.

(e)	the Optionholder acknowledges that any certificate representing the Restricted Stock Grant shall bear a legend that said Common Stock is subject to the terms of this Exchange Agreement and any transfer of said Restricted Stock Grant by the Optionholder shall require that the proposed transferee of said Restricted Stock Grant to agree to be bound by the terms and conditions of this Exchange Agreement as a precondition to such a transfer. Said legend may bear the following or similar words:

These securities are subject to the terms of an Exchange Agreement dated as of the [__] day of January, 2016, a copy of which is on file at the principal offices of the Company, and transferees of these securities are subject to the terms and conditions of such Exchange Agreement.

(f)	the Optionholder confirms and acknowledges that it has received and read a current copy of the Company’s Code of Conduct and Ethics and that it agrees to be bound by the terms and restrictions contained therein, including, without limitation, with respect to Confidential and Proprietary Information and Inside Information and Insider Trading.

4.      Limited Release. The Optionholder hereby release and discharges the Company and its heirs, executors, administrators, parent company, holding company, subsidiaries, successors, assigns, predecessors, past and present, officers, directors, principals, control persons, past and present employees and registered representatives, insurers, representatives, and attorneys (the “Releasees”), from and against any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, against Releasees, that the Optionholder, on its own behalf and on behalf of its heirs, executors, administrators, successors and assigns ever had, now have or hereafter can, shall or may, have for, upon, or by reason of the Option Rights, any shares of Common Stock underlying the Option Rights (including the right to receive any of the foregoing), and any and all matters related thereto, whether or not known or unknown.

5.       Governing Law. This Exchange Agreement shall be governed by and construed in accordance with the laws of the State of New York irrespective of any conflict of laws principles. The parties hereby agree that any action or proceeding with respect to this Exchange Agreement (and any action or proceeding with respect to any amendments or replacements hereof or transactions relating hereto) may be brought only in a federal or state court located in New York, State of New York and having jurisdiction with respect to such action or proceeding. Each of the parties hereto irrevocably consents and submits to the jurisdiction of such courts.

6.       Entire Agreement. This Exchange Agreement contains the entire agreement of the parties, and supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the subject matter hereof. Each party to this Exchange Agreement acknowledges that no representations, inducements, promises, or agreements, oral or otherwise, have been made by either party, or anyone acting on behalf of either party, which are not embodied herein, and that no other agreement, statement or promise not contained in this Exchange Agreement shall be valid or binding.

Dated: January 19, 2016	OPTIONHOLDER

____________________________
[____]

Accepted by:

DATARAM CORPORATION

By:_______________________________________

Name: David A. Moylan

Title: President and Chief Executive Officer (CEO)

3